                                                                    Exhibit 99.4

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                    PRO FORMA COMBINED FUNDS FROM OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                      ------------------------------------

The following unaudited Pro Forma Combined Funds from Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the proposed Merger as if the Merger had occurred January 1, 1996. In addition, the Kimco Pro Forma columns for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes the completion, as of January 1, 1996, of the acquisition of 14 shopping center properties as previously reported in the Current Report on Form 8-K dated January 15, 1997, incorporated by reference herein. The Price REIT Pro Forma columns for the year ended December 31, 1996 and the nine months ended September 30,1997 assume the completion, as of January 1, 1996, of the acquisition of 12 shopping center properties as previously reported in the Current Report on Form 8-K/A dated November 13, 1997, incorporated by reference herein.

Most industry analysts and equity real estate investment trusts ("REIT"), including the Company, generally consider Funds from Operations to be an appropriate supplemental measure of the performance of an equity REIT. Funds from Operations is defined as net income applicable to common shares before depreciation and amortization, extraordinary items, gains or losses on sales of real estate, plus Funds from Operations of unconsolidated joint ventures determined on a consistent basis. Funds from Operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and, therefore, should not be considered an alternative to net income as a measure of results of operations, or for cash flows from operations calculated in accordance with generally accepted accounting principles as a measure of liquidity.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                    PRO FORMA COMBINED FUNDS FROM OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                 ---------------
                                   (Unaudited)
                          (000's except per share data)

                                                                   Price Reit
                                                                  1997 Property
                                                                  Acquisition
                                            Kimco     Price Reit   Pro Forma      Price Reit  Pro Forma    Pro Forma
Funds from Operations                     Pro Forma   Historical  Adjustments     Pro Forma  Adjustments    Results
                                         -----------  ----------- -----------    ----------- -----------  -----------

Net Income                               $    79,589  $    16,919 $     4,521    $    21,440 $     2,969  $   103,998

Depreciation & amortization                   29,985       11,876       5,536         17,412      (1,769)      45,628

Gain on Sale of Shopping Center Property        (802)          --          --             --          --         (802)

Funds from Joint Venture Operations            1,146          661          --            661          --        1,807

Preferred Stock Dividends                    (16,136)          --          --             --      (8,915)     (25,051)
                                         -----------  ----------- -----------    ----------- -----------  -----------

Funds from Operations                    $    93,782  $    29,456 $    10,057    $    39,513 ($    7,715) $   125,580
                                         ===========  =========== ===========    =========== ===========  ===========

Per Common Share                               $2.61        $3.44                      $4.62                    $2.63
                                               =====        =====                      =====                    =====

Historical weighted average number of
shares outstanding                            35,906        8,560                      8,560
                                              ======        =====                      =====

Pro forma weighted number of
shares outstanding                                                                                             47,792
                                                                                                               ======

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                    PRO FORMA COMBINED FUNDS FROM OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                              ---------------------
                                   (Unaudited)
                         (000's, except per share data)

                                                                           Price Reit
                                                                          1997 Property
                                                                          Acquisition                    Merger      Combined
                                                   Kimco     Price Reit    Pro Forma     Price Reit    Pro Forma    Pro Forma
Funds from Operations                            Pro Forma   Historical   Adjustments     Pro Forma   Adjustments    Results
                                                -----------  -----------  -----------    -----------  -----------  -----------

Net Income                                      $    66,723  $    19,899  $       664    $    20,563  $     3,228  $    90,514

Depreciation & amortization                          23,522       11,201        2,992         14,193       (2,328)      35,387

Gain on Sale of Shopping Center Property               (244)      (2,787)          --         (2,787)          --       (3,031)

Funds from Joint Venture Operations                     850          537           --            537           --        1,387

Preferred Stock Dividends                           (13,827)          --           --             --       (6,686)     (20,513)
                                                -----------  -----------  -----------    -----------  -----------  -----------

Funds from Operations                           $    77,024  $    28,850  $     3,656    $    32,506  $    (5,786) $   103,744
                                                ===========  ===========  ===========    ===========  ===========  ===========

Per Common Share                                      $2.12        $2.69                       $3.03                     $2.15
                                                      =====        =====                       =====                     =====

Historical weighted average number of shares
outstanding                                          36,375       10,742                      10,742
                                                     ======       ======                      ======
Pro forma weighted number of shares outstanding                                                                         48,261
                                                                                                                        ======